IMPAIRMENT	12 Months Ended
Dec. 31, 2018
Disclosure of impairment loss and reversal of impairment loss [abstract]
IMPAIRMENT
10.	IMPAIRMENT

The impairment loss was recognized in relation to the intangible assets recognized during the year ended December 31, 2018 for rights to proprietary genetics. Included in the carrying amount is the cost paid for the rights to the proprietary genetics and development costs related to the acquisition of the genetics. Management considers it no longer viable for these genetics to be used in production, and the rights cannot be transferred to another party. The Company recognized an impairment loss of $988,160 reducing the carrying value to $Nil.